2Q 2026 Investor Overview

Forward Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. Any statements about our management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” "optimistic," “intends” and similar words or phrases. Any or all of the forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of forward-looking information in this presentation should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements. Accordingly, we caution you that any such forward-looking statements are not a guarantee of future performance and that actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors. For details on some of the factors that could affect these expectations, see risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the strength of the United States (“U.S.”) economy in general and the strength of the local economies in which we conduct operations; geopolitical concerns, including acts or threats of terrorism and the ongoing wars in Israel, Iran and Ukraine; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; changes in U.S. trade policies, including the implementation of tariffs and other protectionist trade policies; the effects of federal government shutdowns, debt ceiling standoff, or other fiscal policy uncertainty; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them; climate change, and other catastrophic disasters; the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; the Company’s ability to remediate the material weakness in the Company’s internal control over financial reporting; the effect of the IFH acquisition or any other acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations, including the planned growth of Windsor AdvantageTM; and other factors that may affect our future results. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. While the Company is not aware of any misstatements regarding the industry data presented in this presentation, the Company’s estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, the Company believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non–U.S. generally accepted accounting principles ("GAAP") financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. Core Financial Measures As used in this presentation, core net income, core fee revenue, core ROA, core ROE, ROTCE, core ROTCE, Core NIM, Core Loan Yield, Commercial Bank ACL Coverage Ratio, and Tangible Book Value are non-GAAP financial measures. These non-GAAP financial metrics exclude the impact of income from the call of brokered time deposits, merger-related expenses and certain other pre-tax adjustments which are not indicative of operating performance and tax impacts of such adjustments. Reconciliations of these and other non-GAAP measures to their comparable GAAP measures are set forth in the Appendix to this presentation. 2

CBNK Continued Strong Growth With Accelerated Investment Underway (1) Performance metrics and growth rates are annualized throughout this presentation unless otherwise noted (2) Balances through July 15th are preliminary and unaudited. They have not been subject to customary reconciliations and may not be indicative of final balances at quarter end. (3) Refer to Appendix for reconciliation of non-GAAP measures  Loan growth of $59.5mm, 7.9% (annualized)  Growth through July 15th(2) of $159.2mm YTD, or 10.0% annualized  Deposit growth of $79.1mm, 9.6% (annualized)  Growth through July 15th(2) of $165.3mm YTD, or 10.0% annualized  Customer Deposit growth of 20.3% (annualized), while reducing brokered deposits by 23.8%  NIM of 5.64%; Core NIM(3) of 4.04%  Fee Revenue growth of $1.0mm, or 29.6% (annualized), with contributions from nearly every major fee category  ROA of 1.52%; ROTCE of 15.51%  Tangible Book Value per share of $23.45, an increase of 14.7%  The Company declared a cash dividend on its common stock of $0.14 per share, a 16.7% increase from the prior quarter Q2 2026 Highlights(1) Net Income $14.3mm Loan Growth (annualized) 7.9% Customer Deposit Growth (annualized) 20.3% ROA 1.52% ROTCE 15.51% Q2 2026 3

(in millions except per share data) Balance Sheet 2Q26 1Q26 Annualized 2Q25 YoY Assets $ 3,890 $ 3,808 8.6% $ 3,389 14.8% Portfolio Loans 3,086 3,026 7.9% 2,740 12.6% Deposits 3,371 3,292 9.6% 2,941 14.6% Quarterly Financial Performance(1) 2Q26 1Q26 QoQ 2Q25 YoY Earnings per Share, Diluted 0.87$ 0.73$ 19.2% 0.78$ 11.3% Core Earnings per Share, Diluted(2) 0.87$ 0.73$ 19.2% 0.85$ 2.9% Book Value per Share 25.92$ 25.10$ 3.3% 22.92$ 13.1% Tangible Book Value per Share(2) 23.45$ 22.62$ 3.7% 20.64$ 13.6% Return on Average Assets (“ROA”) 1.52% 1.33% 19 bps 1.60% -8 bps Core ROA(2) 1.52% 1.33% 19 bps 1.73% -21 bps Return on Average Tangible Common Equity (“ROTCE”)(2) 15.51% 13.58% 193 bps 16.10% -59 bps Core ROTCE(2) 15.51% 13.58% 193 bps 17.39% -188 bps Efficiency Ratio 66.14% 69.59% -344 bps 65.14% 101 bps Core Efficiency Ratio(2) 66.14% 69.59% -344 bps 62.84% 331 bps Net Interest Margin 5.64% 5.71% -7 bps 6.04% -40 bps Core Net Interest Margin(2) 4.04% 4.15% -11 bps 4.42% -38 bps Capital Bancorp, Inc. (NASDAQ-CBNK) Financial Highlights Corporate Timeline Founded as Harbor Capital National Bank Recapitalized by investor group led by Stephen Ashman Acquired three failed institutions including OpenSky® CEO Ed Barry joined Capital Bank Assets exceed $1 billion Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000 1999 2002 2011 2012 2017 2018 Originated $371 million SBA-PPP loans (2020 & 2021) 2020 Assets exceed $2 billion OpenSky® accounts exceed 700,000 Dividend initiated 2021 (1) Performance metrics are annualized throughout this presentation (2) Refer to Appendix for reconciliation of non-GAAP measures Assets exceed $3.2 billion Capital Bank completes acquisition of IFH 2024 4

$3.4Bn Q2 ‘26 Servicing Portfolio $6.6mm Q2 ‘26 Revenue3 • Loan service provider that offers community banks and credit unions with a comprehensive outsourced U.S. Small Business Administration (“SBA”) 7(a) and U.S. Department of Agriculture (“USDA”) lending platform • Servicing portfolio complements USDA / SBA gain on sale revenue within commercial bank • Poised to benefit from higher industry-wide SBA volumes CBNK Business Model is Uniquely Diversified Source: Company Documents. Note: CBNK financial metrics as of June 30, 2026 unless otherwise stated. 1 Volume in FY 2021 was approximately $1.0 billion and volume in FY 2022 was approximately $300 million. 2 Credit card loans are presented net of reserve for interest and fees. 3 Includes $1.3 million of Capital Bank related servicing fees 4 Excludes $1.8 million loss in Capital Bank Home Loans, $1.4 million of net income in Church Street Capital and $0.2mm of other income. 5 Excludes $0.9 million of net loss in Capital Bank Home Loans. Commercial Bank OpenSky Windsor Advantage Commercial Banking Government Guaranty Lending (GGL) • Nationwide GGL business with niche expertise in Solar and Renewable Energy • Strong C&I pipeline with proven ability to originate $150+ million per year of loans $2.9Bn Portfolio Gross Loans, ex. OpenSky $3.0Bn Customer Deposits • Focused on our core markets and filling out our national deposit vertical strategy • High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields • The Commercial Banking division operates within a corridor extending from Raleigh, North Carolina to Delaware, with seven full-service banking locations, four of which are in the DMV Metropolitan Statistical Area (“MSA”), and its locations in Ft. Lauderdale, Florida in the Miami Metro Area MSA, and in Chicago, Illinois in the Chicago MSA $36.4mm Q2‘26 Revenue Fully-Allocated Illustrative Net Income Contribution 5 $106.9mm Q2 ‘26 Volume1 $1.9mm Q2 ‘26 Revenue • Nationwide lender, primarily mortgage banking; Certain retained loans within DMV area • Gain on sale margin returning to normalized levels; Well-positioned for rate changes • Expense management delivering profitability on a marginal basis while maintaining robust origination capabilities • Natural hedge against modest structural asset sensitivity of the balance sheet $166mm Deposits $145.3mm Loans, net2 • Nationwide, secured credit card to help under-banked customers (re)establish their credit with opportunities for graduation into unsecured credit • Building capabilities to cross-sell products and services as card-holders progress on their customer journeys • Extend unsecured to graduating customers and building capabilities for a direct-to-unsecured product • Have begun testing limited offers to new customers; activity remains insignificant to overall portfolio and balances expected to remain de minimis through year end as management monitors performance $20.4mm Q2’26 Revenue Capital Bank Home Loans OpenSky Windsor Advantage FY 2023 4 Q2 2026 5

Financial Information

Net Interest Income and Margin $ in t ho u sa nd s 7 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Total net interest income includes negligible net interest income from CBHL Loan Yield and Deposit Rate Trends Cumulative Downcycle Betas (3) Deposit betas are cumulative for the current cycle easing rate cycle (since August 2024); Interest-bearing Deposit Betas include Brokered CD’s (4) Loan yields and deposit rate trends include net purchase accounting adjustments Note: 3Q 2025 includes the $4.6 million (56 bps of NIM or 59 bps of Core NIM) Call of Brokered Time Deposits and $1.3 million (16 bps of NIM or 17 bps of Core NIM) Interest Income Adjustment. Excluding these items, 3Q 2025 NIM would have been 5.96% and Core NIM would have been 4.24%. Net PAA Contribution to Core NIM $1.3mm or 16bps $0.9mm or 11bps $0.2mm or 2bps $0.4mm or 5bps $0.3mm or 4bps Core NIM(1) excluding change in net PAA, FAS 91 and NPAs was 4.10% for 2Q26 Core Loan Yield(1) excluding change in net PAA, FAS 91, and NPAs was 6.86% for 2Q26

Core Fee Revenue $ in t ho us an d s 8 $4,323 $4,476 $4,847 $4,704 $4,425 $1,541 $1,762 $1,784 $1,378 $1,829 $(566) $(509) $845 $761 $341 $3,112 $923 $1,207 $4,696 $5,339 $4,988 $5,607 $6,559 21.6% 18.9% 19.9% 21.3% 22.0% 2Q25 3Q25 4Q25 1Q26 2Q26 OpenSky CBHL Commercial Bank GGL Windsor Advantage Other(1)

Noninterest Expense $ in t ho us an d s 9 Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses Refer to Appendix for reconciliation of Core, non-GAAP measures.  Advanced strategic investments in OpenSkyTM unsecured card, OpenSkyTM card partnerships, data infrastructure, and back-office support to enhance scalability and long-term growth  Continued investment in planned headcount growth across the Company $18,460 $17,728 $17,914 $20,317 $20,067 $2,995 $2,849 $2,638 $3,562 $3,942 $2,422 $2,131 $4,294 $4,965 $4,125 $7,520 $7,654 $7,502 $7,767 $7,551 $1,371 $1,714 $1,398 $1,466 $1,816 $5,406 $5,581 $5,356 $5,604 $5,685 $1,398 $697 $39,572 $38,354 $39,103 $43,681 $43,186 62.8% 64.4% 62.3% 69.6% 66.1% 2Q25 3Q25 4Q25 1Q26 2Q26 Salaries and employee benefits Occupancy and equipment Professional fees Data processing Advertising Other expense Merger-related expenses Core Efficiency Ratio

Profitability(1) 10 (1) Annualized Note: Refer to Appendix for reconciliation of Core, non-GAAP measures.

Cash & Cash Equivalents… Portfolio Loans (gross) 79% AFS Securities Portfolio 6% Other Assets 4% Asset Composition 2Q26 Total Assets: $3.9B Balance Sheet Composition Commentary • Gross loan growth of $59.5 million, or 7.9% (annualized), during 2Q26. • Compared to March 31, 2026, growth was primarily driven by $34.8 million from CRE, $10.5 million Open Sky Card and $5.0 million from construction real estate. • C&l loans, plus owner-occupied CRE loans, totaled 37.4% of total portfolio loans at June 30, 2026, 38.3% for the prior quarter, and 37.6% at June 30, 2025. 11 (1) Other is comprised of lender finance of $43.8 million, business equity lines of credit of $4.2 million, other consumer loans of $4.8 million and deferred origination fees, net of $4.0 million. Note: Portfolio loans are presented net of deferred fees and costs of $4.0 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 37% of total Portfolio Loans

Composition of Deposits Commentary • Total deposits increased $79.1 million, or 9.6% (annualized) from 1Q26; Excluding $72.1 million of intentional brokered deposit decline tied to lower liquidity needs, total customer deposits increased $151.1 million or 20.3% annualized • Reduced brokered deposits by 23.8% (annualized) • Loans-to-deposit ratio of 91.5%. • The total cost of deposits of 2.29% for 2Q 2026 decreased 5 bps compared to the prior quarter and decreased 7 bps year-over-year. • The total cost of interest-bearing deposits decreased 8 bps quarter-over-quarter, and decreased 20 bps year-over-year, to 3.09% for 2Q 2026. • Insured and protected deposits were approximately $2.2 billion as of June 30, 2026 representing 66.6% of the Company's deposit portfolio. 12 (1) Annualized (in thousands) Deposits: Balance % of Total Deposits Average Rate(1) Noninterest-bearing 897,363$ 26.6% 0.00% Interest-bearing demand 391,544 11.6% 0.94% Savings 23,077 0.7% 1.58% Money markets 1,390,778 41.3% 3.29% Time deposits 668,341 19.8% 3.80% Total deposits 3,371,103$ 100.0% 2.29% As of or For the Three Months Ended June 30, 2026

Investment Portfolio and Liquidity Investment Securities Portfolio • Classified as available for sale with a fair market value of $219.9 million, or 5.7% of total assets, with an effective duration of 2.5 years. • U.S. Treasuries represent 60% of the overall investment portfolio. • The accumulated other comprehensive loss on the investment securities portfolio of $6.3 million represents 1.5% of total stockholders’ equity and $0.39 of TBVPS. • The Company does not have a held to maturity investment securities portfolio. 13 High Quality, Low Risk Investment Portfolio Sources of Liquidity at June 30, 2026: • $699 million of collateralized lines of credit include: • $572 million of available borrowing capacity from the FHLB. • $127 million of available borrowing capacity from the Federal Reserve Bank of Richmond’s discount window. • Available lines of credit with other correspondent banks totaled $96 million. • Unpledged investment securities available as collateral for potential additional borrowings totaled $6.2 million. Significant Liquidity Capacity $ in m ill io n s

Credit Metrics 14 (1) Refer to Appendix for reconciliation of non-GAAP measures. 3 loan relationships accounted for 37% of non-performing loans in 2Q26 3 loan relationships accounted for 35% of NPAs in 2Q26 Excluding nonaccrual loans from one loan relationship, NPAs would have been 1.31% Excluding nonaccrual loans from one loan relationship, NPLs would have been 1.53%

Robust Capital Ratios 15 Note: Ratios presented are for Capital Bank unless otherwise noted (1) Estimated ratio at June 30, 2026

Share Appreciation Outperforms Industry 16 Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 100%+ Outperformance vs. both groups 155%+ Outperformance vs. both groups Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 7/22/2026. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $5.0 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BPRN, BWFG, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, PKBK, UNTY). 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% CAGR % Change CBNK 15.7% 210% KBW NASDAQ Regional Banking Index 10.1% 110% Selected Banks2 Median 8.7% 91% 58.48% (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% % Change CBNK 184% KBW NASDAQ Regional Banking Index 29% Selected Banks2 Median 26%

Jake Dalaya Chief Financial Officer (301)-637-5118 NASDAQ: CBNK

Non-U.S. GAAP Financial Measures

Core Earnings Metrics (in thousands, except per share data) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net Income 14,250$ 12,018$ 15,037$ 15,065$ 13,136$ Deduct: Income from the Call of Brokered Time Deposits, Net of Tax - - - (3,489) - Add: Merger-Related Expenses, Net of Tax - - - 575 1,070 Core Net Income 14,250$ 12,018$ 15,037$ 12,151$ 14,206$ Weighted average common shares - Diluted 16,373 16,441 16,493 16,844 16,802 Earnings per share - Diluted 0.87$ 0.73$ 0.91$ 0.89$ 0.78$ Core Earnings per share - Diluted 0.87$ 0.73$ 0.91$ 0.72$ 0.85$ Average Assets 3,761,511$ 3,651,812$ 3,498,540$ 3,378,296$ 3,292,533$ Return on Average Assets(1) 1.52% 1.33% 1.71% 1.77% 1.60% Core Return on Average Assets(1) 1.52% 1.33% 1.71% 1.43% 1.73% Average Equity 414,044$ 405,302$ 391,750$ 383,922$ 371,795$ Return on Average Equity(1) 13.80% 12.03% 15.23% 15.57% 14.17% Core Return on Average Equity(1) 13.80% 12.03% 15.23% 12.56% 15.33% Net Interest Income 50,929$ 49,398$ 50,279$ 52,020$ 47,646$ Noninterest Income 14,361 13,373 12,464 11,068 13,106 Total Revenue 65,290$ 62,771$ 62,743$ 63,088$ 60,752$ Noninterest Expense 43,186 43,681 39,103 38,354 39,572 Efficiency Ratio(2) 66.1% 69.6% 62.3% 60.8% 65.1% Net Interest Income 50,929$ 49,398$ 50,279$ 52,020$ 47,646$ Deduct: Income from the Call of Brokered Time Deposits - - - 4,618 - Core Net Interest Income (a) 50,929$ 49,398$ 50,279$ 47,402$ 47,646$ Noninterest Income (b) 14,361 13,373 12,464 11,068 13,106 Core Revenue (a) + (b) 65,290$ 62,771$ 62,743$ 58,470$ 60,752$ Noninterest Expense 43,186 43,681 39,103 38,354 39,572 Less: Merger-Related Expenses -$ -$ -$ 697$ 1,398$ Core Noninterest Expense 43,186$ 43,681$ 39,103$ 37,657$ 38,174$ Core Efficiency Ratio(2) 66.1% 69.6% 62.3% 64.4% 62.8% (1) Annualized (2) The efficiency ratio is calculated by dividing noninterest expense by total revenue (net interest income plus noninterest income). Quarters Ended Reconciliation of Non-GAAP Information 19

Reconciliation of Non-GAAP Information 20 Tangible Book Value Per Share (in thousands, except per share amount) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Total Stockholders' Equity 422,205$ 408,859$ 401,757$ 394,770$ 380,035$ Less: Intangible assets 40,219 40,480 40,740 41,002 37,773 Tangible Common Equity 381,986$ 368,379$ 361,017$ 353,768$ 342,262$ Period End Shares Outstanding 16,289,888 16,286,480 16,373,288 16,589,241 16,581,990 Tangible Book Value Per Share 23.45$ 22.62$ 22.05$ 21.33$ 20.64$ Core Net Interest Margin(1) (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net Interest Income 50,929$ 49,398$ 50,279$ 52,020$ 47,646$ Less: Credit Card Loan Income 15,808$ 14,882$ 16,196$ 15,386$ 14,116$ Net Interest Income Excluding Credit Card 35,121$ 34,516$ 34,083$ 36,634$ 33,530$ Average Interest Earning Assets 3,619,887 3,509,115 3,360,576 3,246,653 3,163,421 Less: Average Credit Card Loans 137,052 133,712 133,858 129,100 121,414 Average Core Interest Earning Assets 3,482,835$ 3,375,403$ 3,226,718$ 3,117,553$ 3,042,007$ Core Net Interest Margin 4.04% 4.15% 4.19% 4.66% 4.42% (1) Annualized Core Loan Yield(1) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Portfolio Loans Receivable Interest Income 65,110$ 64,009$ 64,670$ 60,610$ 60,647$ Less: Credit Card Loan Income 15,808$ 14,882$ 16,196$ 15,386$ 14,116$ Core Portfolio Loans Receivable Interest Income 49,302$ 49,127$ 48,473$ 45,223$ 46,531$ Average Portfolio Loans Receivable 3,058,476 3,008,187 2,902,033 2,789,815 2,733,865 Less: Average Credit Card Loans 137,052 133,712 133,858 129,100 121,414 Total Core Average Portfolio Loans Receivable 2,921,424$ 2,874,475$ 2,768,175$ 2,660,715$ 2,612,451$ Core Portfolio Loans Receivable Yield 6.77% 6.93% 6.95% 6.74% 7.14% (1) Annualized Quarters Ended Quarters Ended Quarters Ended

Reconciliation of Non-GAAP Information 21 Return on Average Tangible Common Equity (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net Income 14,250$ 12,018$ 15,037$ 15,065$ 13,136$ Add: Intangible Amortization, net of tax 201 197 200 199 200 Net Tangible Income 14,451$ 12,215$ 15,237$ 15,264$ 13,336$ Average Equity 414,044 405,302 391,750 383,922 371,795 Less: Average Intangible Assets 40,377 40,628 40,884 37,706 39,534 Net Average Tangible Common Equity 373,667$ 364,674$ 350,866$ 346,216$ 332,261$ Return on Average Equity 13.80% 12.03% 15.23% 15.57% 14.17% Return on Average Tangible Common Equity 15.51% 13.58% 17.23% 17.49% 16.10% Core Return on Average Tangible Common Equity (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net Income, as Adjusted 14,250$ 12,018$ 15,037$ 12,151$ 14,206$ Add: Intangible Amortization, net of tax 201 197 200 199 200 Core Net Tangible Income 14,451$ 12,215$ 15,237$ 12,350$ 14,406$ Core Return on Average Tangible Common Equity 15.51% 13.58% 17.23% 14.15% 17.39% Quarters Ended Quarters Ended

Net Charge-offs to Average Portfolio Loans(1) (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Total Net Charge-offs 3,834$ 2,994$ 2,373$ 2,476$ 5,088$ Total Average Portfolio Loans 3,058,476 3,008,187 2,902,033 2,789,815 2,733,865 Net Charge-offs to Average Portfolio Loans(1) 0.50% 0.40% 0.32% 0.35% 0.75% Nonperforming Loans to Total Portfolio Loans (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Total Nonperforming Loans 56,987$ 55,417$ 54,421$ 52,247$ 36,167$ Total Portfolio Loans 3,085,950 3,026,431 2,959,457 2,821,983 2,739,808 Nonperforming Loans to Total Portfolio Loans 1.85% 1.83% 1.84% 1.85% 1.32% Allowance for Credit Losses to Total Portfolio Loans (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Allowance for Credit Losses 54,431$ 54,680$ 54,660$ 53,045$ 47,447$ Total Portfolio Loans 3,085,950 3,026,431 2,959,457 2,821,983 2,739,808 Allowance for Credit Losses to Total Portfolio Loans 1.76% 1.81% 1.85% 1.88% 1.73% Commercial Bank Allowance for Credit Losses to Commercial Bank Portfolio Loans (in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Allowance for Credit Losses 54,431$ 54,680$ 54,660$ 53,045$ 47,447$ Less: Credit Card Allowance for Credit Losses 8,904 7,802 8,232 7,413 6,762 Commercial Bank Allowance for Credit Losses 45,527$ 46,878$ 46,428$ 45,632$ 40,685$ Total Portfolio Loans 3,085,950 3,026,431 2,959,457 2,821,983 2,739,808 Less: Gross Credit Card Loans 141,446 131,887 137,905 130,897 126,233 Commercial Bank Portfolio Loans 2,944,504$ 2,894,544$ 2,821,552$ 2,691,086$ 2,613,575$ Commercial Bank Allowance for Credit Losses to Commercial Bank Portfolio Loans 1.55% 1.62% 1.65% 1.70% 1.56% (1) Annualized Quarters Ended Quarters Ended Quarters Ended Quarters Ended Reconciliation of Non-GAAP Information 22